EXHIBIT 99.1

BUILDING SHAREHOLDER VALUE Beverly Enterprises, Inc. March 2005

Building Shareholder Value On March 14, 2005, Beverly Enterprises, Inc. ("BEI") filed a preliminary proxy statement with the Securities and Exchange Commission relating to BEI's solicitation of proxies with respect to its 2005 annual meeting of stockholders. Prior to the annual meeting, BEI will furnish a definitive proxy statement to its stockholders. BEI URGES INVESTORS AND SECURITY HOLDERS TO READ THE PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION. You may obtain BEI's proxy statement, any amendments or supplements to the proxy statement and other relevant documents free of charge at www.sec.gov. You may also obtain a free copy of BEI's proxy statement, any amendments and supplements to the proxy statement and other relevant documents by writing to Beverly Enterprises, Inc. at One Thousand Beverly Way, Fort Smith, Arkansas 72919, Attn: Investor Relations or at www.beverlycorp.com under the tab "Investor Information" and then under the heading "SEC Filings." Important Information Information regarding the names, affiliation and interests of individuals who may be deemed participants in the solicitation of proxies for BEI's 2005 annual meeting of stockholders is contained in the preliminary proxy statement filed by BEI with the Securities and Exchange Commission on March 14, 2005. Information Regarding Participants

Building Shareholder Value The statements in this document relating to matters that are not historical facts are forward-looking statements based on management's beliefs and assumptions using currently available information and expectations as of the date hereof. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties, including the risks and uncertainties detailed from time to time in BEI's filings with the Securities and Exchange Commission. In addition, our results of operations, financial condition and cash flows also may be adversely impacted by the unsolicited indication of interest in an acquisition of BEI by Arnold Whitman, Formation Capital, LLC, Appaloosa Management, LP, Franklin Mutual Advisors, LLC and Northbrook NBV, LLC, and related actions taken by this group, including the nomination of candidates for election to BEI's board of directors. These actions may impact our ability to attract and retain customers, management and employees and may result in the incurrence of significant advisory fees, litigation costs and other expenses. Although BEI believes that the expectations reflected in such forward-looking statements are reasonable, it cannot give any assurances that these expectations will prove to be correct. BEI assumes no duty to publicly update or revise such statements, whether as a result of new information, future events or otherwise. Forward-Looking Statements

Building Shareholder Value EBITDA Definition We use EBITDA to evaluate financial performance and to design incentive compensation for management. In addition, EBITDA is commonly used by our lenders and investors to assess our leverage capacity, debt service ability and liquidity. We define EBITDA as earnings from continuing operations before interest expense (including costs related to early extinguishments of debt), interest income, income taxes, depreciation and amortization. EBITDA margin is EBITDA as a percentage of revenues. EBITDA is not considered a measure of financial performance under U.S. generally accepted accounting principles ("GAAP"), and the items excluded from EBITDA are significant components in understanding and assessing our financial performance. EBITDA should not be considered as an alternative to net income, cash flows provided by or used in operating, investing or financing activities or other financial statement data presented in our consolidated financial statements as an indicator of financial performance or liquidity. Since EBITDA is not a measure determined in accordance with GAAP and is thus susceptible to varying calculations, EBITDA as presented may not be comparable to other similarly titled measures of other companies.

Agenda Beverly Enterprises - A New Company Long Term Value Creation Review of the Formation Letters Beverly Board of Directors Questions and Answers

Key Investor Themes Management has a proven track record of success Long Range Plan will create value for shareholders Formation Capital proposal is highly conditional Beverly Board is focused on maximizing value for shareholders

Management Track Record Management has delivered on its prior commitments to shareholders: Rationalized nursing facility portfolio Enhanced key operating metrics Expanded service businesses Significantly improved financial performance Raised EBITDA and EBITDA margins Strengthened the balance sheet

Proven Results - Operating Metrics 563 86.5% 23% 10% 123 $87,000 710 $28 million FY 2000 Owned and Leased Facilities(1) Average SNF Occupancy SNF Medicare Mix: % of Revenue % of Patient Days External Rehab Contracts(2) Revenue per SNF Contract Hospice/Home Health ADC(3) Hospice/Home Health Revenue(3) 369 88.9% 28% 12% 585 $294,000 2,207 $93 million FY 2004(4) Includes SNFs and Assisted Living Facilities. External Rehab Contracts include external SNF and non-SNF contracts. ADC refers to Average Daily Census. ADC and Revenue figures for Hospice/Home Health are not available for FY 2000. Therefore the numbers shown are from FY 2001. Hospice/Home Health data for FY 2004 represent a Q4 2004 run rate, to incorporate full year impact of Hospice USA acquisition. As of, or for the year ended, December 31, 2004.

$62 million 3.2% ($0.55) $949 million 15.3x 77 days $191 million 9.6% $0.70(4) $342 million 1.8x 35 days Proven Results - Financial Metrics FY 2000 Income Statement(1) EBITDA(3) EBITDA Margin Diluted EPS Credit Statistics Net Debt (5) Net Debt(5) / EBITDA(3) Nursing Facilities DSOs FY 2004(2) Based on continuing operations. As of, or for the year ended, December 31, 2004. Please see the appendix for a reconciliation of EBITDA from continuing operations to income from continuing operations. Diluted EPS in 2004 excludes one-time costs related to early extinguishments of debt. Net debt equals total debt less cash. FY 2000 includes off-balance sheet debt; there was no off-balance sheet debt as of December 31, 2004.

$470 $11 $0.10 $16 Review of Quarterly Results Income Statement(1) Revenue Income from Continuing Ops Diluted EPS Cash Flow Statement Cash Flow from Ops Based on continuing operations. ($ in millions, except per share data) Q4 2003 $517 $15 $0.13 $38 Q4 2004 10% 30% 30% 131% % Growth

Stock Price Performance Beverly S&P 500 3/3/2000 1 1 3/6/2000 1 0.99 3/7/2000 0.87 0.96 3/8/2000 0.93 0.97 3/9/2000 0.95 0.99 3/10/2000 0.96 0.99 3/13/2000 0.96 0.98 3/14/2000 0.98 0.96 3/15/2000 0.98 0.99 3/16/2000 0.98 1.03 3/17/2000 0.98 1.04 3/20/2000 0.93 1.03 3/21/2000 0.93 1.06 3/22/2000 0.96 1.06 3/23/2000 0.93 1.08 3/24/2000 0.95 1.08 3/27/2000 0.96 1.08 3/28/2000 0.91 1.07 3/29/2000 0.98 1.07 3/30/2000 1 1.06 3/31/2000 1.07 1.06 4/3/2000 1.04 1.07 4/4/2000 1.13 1.06 4/5/2000 1.13 1.06 4/6/2000 1.16 1.07 4/7/2000 1.13 1.08 4/10/2000 1.02 1.07 4/11/2000 1.04 1.06 4/12/2000 0.98 1.04 4/13/2000 0.98 1.02 4/14/2000 0.96 0.96 4/17/2000 0.93 0.99 4/18/2000 0.96 1.02 4/19/2000 0.95 1.01 4/20/2000 1 1.02 4/24/2000 0.98 1.01 4/25/2000 1 1.05 4/26/2000 0.95 1.04 4/27/2000 1 1.04 4/28/2000 0.98 1.03 5/1/2000 1.02 1.04 5/2/2000 0.98 1.03 5/3/2000 0.98 1 5/4/2000 1 1 5/5/2000 1.02 1.02 5/8/2000 0.98 1.01 5/9/2000 0.87 1 5/10/2000 0.87 0.98 5/11/2000 0.89 1 5/12/2000 0.87 1.01 5/15/2000 0.91 1.03 5/16/2000 0.93 1.04 5/17/2000 0.93 1.03 5/18/2000 0.91 1.02 5/19/2000 0.91 1 5/22/2000 0.91 0.99 5/23/2000 0.89 0.97 5/24/2000 0.89 0.99 5/25/2000 0.89 0.98 5/26/2000 0.89 0.98 5/30/2000 0.91 1.01 5/31/2000 0.87 1.01 6/1/2000 0.87 1.03 6/2/2000 0.87 1.05 6/5/2000 0.85 1.04 6/6/2000 0.85 1.03 6/7/2000 0.85 1.04 6/8/2000 0.85 1.04 6/9/2000 0.84 1.03 6/12/2000 0.85 1.03 6/13/2000 0.85 1.04 6/14/2000 0.85 1.04 6/15/2000 0.82 1.05 6/16/2000 0.82 1.04 6/19/2000 0.84 1.05 6/20/2000 0.84 1.05 6/21/2000 0.91 1.05 6/22/2000 0.91 1.03 6/23/2000 0.91 1.02 6/26/2000 0.91 1.03 6/27/2000 0.84 1.03 6/28/2000 0.85 1.03 6/29/2000 0.85 1.02 6/30/2000 0.82 1.03 7/3/2000 0.85 1.04 7/5/2000 0.84 1.03 7/6/2000 0.89 1.03 7/7/2000 0.89 1.05 7/10/2000 0.89 1.05 7/11/2000 0.85 1.05 7/12/2000 0.87 1.06 7/13/2000 0.89 1.06 7/14/2000 0.85 1.07 7/17/2000 0.87 1.07 7/18/2000 0.85 1.06 7/19/2000 0.84 1.05 7/20/2000 0.85 1.06 7/21/2000 0.82 1.05 7/24/2000 0.78 1.04

Positioned for Long Term Success Favorable operating environment Stable core skilled nursing operations Opportunities for further improvement Substantial growth potential in services businesses Strong financial position with ample capacity for investment Experienced management with track record of delivering on its promises

Fundamental Strategies Strengthen and grow skilled nursing Accelerate growth of service businesses Lead innovations in eldercare Continually re-engineer our Company

Consolidated Beverly - Guidance 2004A 2005E 2006E 2007E Low 1989 2100 2287.038 2492.706003 High 0 50 193.052 326.0607599 1989 2150 2480.09 2818.766762 Revenue EBITDA (1)* 2004A 2005E 2006E 2007E Low 191 210 239.4 281.4219195 High 0 5 26.438 47.41101392 191 215 265.838 328.8329334 ($ in millions) Note: Based on continuing operations; 2004A is for the year ended December 31, 2004. Please see the appendix for a reconciliation of EBITDA from continuing operations to income from continuing operations. * No expected impact from modest reduction in Medicare funding

Creating Shareholder Value 7 - 9% 14 - 16% 275 - 325 bps 20 - 25% Organic 5-Year Revenue CAGR (1) 5-Year EBITDA CAGR (1) 5-Year EBITDA Margin Expansion 5-Year EPS CAGR (1) 12 - 15% 18 - 22% 325 - 375 bps 25 - 30% w/ Bolt-on Acquisitions CAGR represents compound annual growth rate from 2004 to 2009E.

Formation Letters Not Real Offers Two indications of interest No committed financing Not in shareholders' best interest Highly disruptive - 30+ days of site diligence Uncertain to succeed Proposed Board slate is potentially conflicted

Arkansas Legislation State is concerned about impact of change in control at Beverly on quality of care at facilities in the state Neither of the two proposed bills would prevent a change in control of Beverly Restricted to Arkansas, the proposed bills are a legitimate way of protecting patients Each state must determine how best to protect the interests of its own patients Company would not support a bill that would have any effect outside Arkansas, where it operates 17 facilities

Committed To Maximizing Value

Name	Age	Background
William R. Floyd (Chairman)	60	▪ Chairman and CEO, Beverly Enterprises, 2000 – present ▪ CEO, Choice Hotels, 1996 – 1998 ▪ COO, Taco Bell,1995 – 1996
Melanie Creagan Dreher, Ph.D	61	▪ Kelting Dean at the Univ. of Iowa College of Nursing, 1997 – present ▪ Academic Director for Clinical Practice at the Univ. of Iowa Hospital ▪ Board member, Wellmark Health Plan of Iowa
John D. Fowler, Jr.	47	▪ Vice Chairman, Deutsche Bank, 2004 – present ▪ Managing Director, Baycrest Capital and Bio-Strategic Directors, 2004 ▪ President, Large Scale Biology Corp, 2001 – 2003
John P. Howe, III, M.D.	61	▪ President and CEO, Project Hope, 2001 – present ▪ President, Univ. of Texas Health Center at San Antonio, 1985 - 2001 ▪ Director, Southwest Foundation for Biomedical Research and BB&T Corp
James W. McLane	66	▪ Chairman and CEO, Healthaxis, 2001 – present ▪ President and COO, NovaCare, 1997 – 2000 ▪ Previously EVP, Aetna and CEO, Aetna Health Plans
Ivan R. Sabel	59	▪ Chairman and CEO, Hanger Orthopedic, 1995 – present ▪ Previously Director of American Orthotic and Prosthetic Association, Nursefinders and Mid Atlantic Medical Services
Donald L. Seeley	60	▪ Director, Applied Investment Management Program at the Univ. of Arizona, 2000 – present ▪ Vice Chairman and CFO, True North Communications, 1997 – 2000 ▪ Current member of Board of Trustees, William Blair Funds
Marilyn R. Seymann, Ph.D.	62	▪ President and CEO, M One, Inc., 1991 – present ▪ Previously Director of Provide Commerce, Maximus, Inc. and Eos International ▪ Founder and a director of The Arizona Foundation for Women

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APPENDIX

EBITDA Reconciliation $1,908 62 (75) (0) 2 (71) $(82) FY 2000 Revenue EBITDA from Continuing Operations Interest Expense Costs related to early extinguishment of debt Interest Income Depreciation and amortization Income (loss) before provision for income taxes and discontinued operations FY 2004(1) Reconciliation of Continuing Operations EBITDA $1,989 191 (46) (41) 5 (62) $48 For the year-ended December 31, 2004. ($ in millions)

Projected EBITDA Reconciliation $210 (43) 1 (73) $95 Low Projected EBITDA Interest Expense Interest Income Depreciation and amortization Pre-Tax Income High EBITDA Range Reconciliation $215 (43) 1 (73) $100 ($ in millions)